114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 Investor Day Presentation January 26, 2016

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 2 Disclaimer CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, GCP Applied Technologies Inc. (“GCP”) is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, risks related to: the cyclical and seasonal nature of the industries GCP serves; the effectiveness of GCP's research and development and new product introductions; the cost and availability of raw materials and energy; foreign operations, especially in emerging regions; changes in currency exchange rates; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; acquisitions and divestitures of assets and gains and losses from dispositions; warranty and product liability claims; hazardous materials and costs of environmental compliance; the separation, such as: uncertainties that may delay or negatively impact the separation and distribution or cause the separation and distribution to not occur at all, GCP’s lack of history as a public company and the costs of the separation, GCP’s ability to realize the anticipated benefits of the separation and distribution, and the value of GCP common stock following the separation; and those additional factors set forth in this presentation and GCP’s Registration Statement on Form 10 and W. R. Grace & Co.’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. You should consider the areas of risk described above in connection with considering any forward-looking statements that may be made by GCP and its businesses generally. GCP and W. R. Grace & Co. cannot assure you that projected results or events reflected in the forward- looking statements will be achieved or occur. The forward-looking statements included in this document are made as of the date of this presentation. This document speaks as of the date on the cover except in cases where an earlier date is indicated in which case such information is as of the date indicated. Except as may be required by law, GCP and W. R. Grace & Co. undertake no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix.

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 Agenda 10:00am Welcome and Introductions Tania Almond Investor Relations Officer 10:05 W. R. Grace & Co. Fred Festa Chairman and Chief Executive Officer Hudson La Force Senior Vice President and Chief Financial Officer 12:00pm Lunch Break 1:00 GCP Applied Technologies Inc. Gregory E. Poling President and Chief Executive Officer Dean P. Freeman Vice President and Chief Financial Officer 3:00 Adjourn

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 4 Greg Poling, President and Chief Executive Officer Dean Freeman, Vice President and Chief Financial Officer  Most recently served as President and COO of W. R. Grace  Executed dozens of acquisitions as well as JVs and business restructurings that broadened Grace’s portfolio and global presence  Most recently served as CFO of Watts Water Technologies  Previously served as Co–CFO of Flowserve Today’s Presenters

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 5 Grace to Create Two Industry-Leading Public Companies Construction Products and Darex Packaging  Leading global provider of specialty construction chemicals, specialty building materials, and packaging sealants and coatings  Capitalize on independent company platform and strong cash flow to support its growth in global industries, while maintaining a balanced financial policy  Sales and marketing focus with strong technical sales and service component  Less capital intensive, simpler manufacturing operations Catalysts Technologies and Materials Technologies  Global leader in process catalysts and specialty silicas  High margin, technologically advanced business focused on growth, margin expansion and strong cash flow  Manufacturing and technology focus with strong technical sales and service component  More capital intensive, complex manufacturing operations W. R. Grace & Co. (“New Grace”) GCP Applied Technologies Sharpened Strategic Focus, Simplified Operating Structures, and More Efficient Capital Allocation and Capital Structures

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 6 Exchange / Ticker  NYSE: GCP Key Dates*  When Issued Trading Date: January 26th  Record Date: January 27th  Distribution Date: February 3rd  Regular Way Trading Date: February 4th Distribution Ratio  One for One Tax Impact  Intended to be a tax-free spin-off to Grace shareholders for US federal income tax purposes * Distribution remains subject to satisfaction of conditions. See GCP Registration Statement on Form 10 (“Form 10” or “F-10”). Transaction Overview

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 7 Leading Global Provider of High Value Products and Technologies to Specialty Construction Chemicals, Specialty Building Materials and Packaging Sealants and Coatings Industries Specialty Construction Chemicals (49% of net sales1) Net sales1: $718mm F-10 Adjusted EBITDA1,3: $106mm F-10 Adjusted EBITDA margin1,3: 14.7% Net sales1 Further Adj. EBITDA Incl. Reduction in Opex1,2 Further Adj. EBITDA Incl. Reduction in Opex Margin1,2 $1,369mm $237mm 17.3% Note: Consolidated financial figures exclude the contribution from Venezuela; segment financial figures include the contribution from Venezuela. 1 LTM ended 30-Sep-2015. 2 Figure excludes the contribution from Venezuela and includes adjustments for the Sodasorb business and the forecasted reduction in operating expenses of ~$6 million; see pages 34 and 35 regarding non-GAAP measures.3 F-10 Adj. EBITDA includes W. R. Grace corporate cost allocation to the business segment. 4 GCP Applied Technologies internal estimates for industry size for the period ended 31-Dec-2014. Specialty Building Materials (27% of net sales1) Net sales1: $393mm F-10 Adjusted EBITDA1,3: $100mm F-10 Adjusted EBITDA margin1,3: 25.6% Darex Packaging Technologies (23% of net sales1) Net sales1: $341mm F-10 Adjusted EBITDA1,3: $78mm F-10 Adjusted EBITDA margin1,3: 22.9% Leading Industry Positions Focus Areas Industry Opportunity  Cement, concrete, mortar, masonry  Chemicals that enhance surface appearance and aesthetics of concrete  Services that provide in transit digital monitoring of material performance properties  Membrane systems and weather barrier products  Roofing underlayment and flashing  Fire protection products  Sealants and coatings for food, beverage, crowns, aluminum and plastics closures  Oxygen scavenging sealants and additives for sensitive beverages  Non-BPA coatings for metal cans and closures  #1 in Cement Additives  #2 in Concrete Admixtures  #1 in Bonded Pre-Applied Water Proofing Membranes  #1 in Can Sealants 87% 13% $7.8 billion4 Concrete Admixtures $6.8bn4 Cement Additives $1.0bn4 43% 43% 14% $3.5 billion4 Building Envelope $1.5bn4 Residential $1.5bn4 Specialty $0.5bn4 81% 19% $3.2 billion4 Coatings $2.6bn4 Sealants and Closures $0.6bn4

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 8 Leveraged to Global Macro Trends Industry Trends How GCP Capitalizes Emissions Reduction & Food Safety  Reduce emissions and conserve energy through environmentally friendly products  Increasingly strict food and health legislation puts a premium on GCP’s packaging technology and helps foster long term client relationships Urbanization  Growing urban centers increase demand for specialty formulated concrete and cement additives  New building construction drives sales of waterproofing and fire protection technologies Growth in Construction Spending  Strategically located to take advantage of the US housing and construction recovery  As markets develop, customers increasingly switch to high-quality, engineered construction products  Growing populations in developing markets expected to accelerate new construction build  Elevated consumer product demand leads to growth in the sealant and coatings segments Growing Global Population Stringent Building Regulation  Regulatory pressure increases the need for fire protection, waterproofing and quality requirements  Sales of cement additives and concrete admixtures that increase the safety of products Broad Product Portfolio Well-Positioned to Benefit from Key Global Trends SCC      SBM      Darex  

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 9 Products Serve Critical Functions Across a Range of Applications Closure Sealants Chemical Protection Mechanical Protection Other Functionalities  Prevent interaction between metal and contents  Easy removal of contents (e.g. meat release)  Oxygen scavenging  Heat seal  Protection against physical abuse (scratching)  Protection against environment  Grace Ice & Water Shield Roofing underlayment,  Vycor® window and door flashing  Specialty products to improve durability and life span  Pieri® products to make decorative concrete  PREPRUFE® and BITUTHENE® waterproofing membranes, MONOKOTE® fire protection, PERM-A- BARRIER® wall flashing and spray applied wall membrane and vapor barrier  Specialty chemical additives (CBA®, ADVA®, STRUX®) to improve properties of cement and concrete materials  BITUTHENE® Bridge deck waterproofing Specialty Construction Chemicals (SCC) Specialty Building Materials (SBM) Darex Packaging Technologies Sealants / Coatings

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 10 A Complete Portfolio of Market Leading Brands GCP Applied Technologies’ building materials and construction chemicals offer solutions for nearly every aspect of the built environment. Technologies for Construction

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 11 Segment Drivers  Global growth of construction spend  Penetration and use of ready-mix, precast concrete  Building codes and concrete performance standards Segment Drivers  Global growth of construction spend  Cement strength requirements as defined by industry and national standards  Reduction in the environmental impact of cement manufacturing (energy use, CO2 emissions, metals contamination) Cement Products  Formulated chemicals added to the milling stage of cement manufacturing to improve energy efficiency, enhance cement performance and help meet environmental regulations Concrete Products  Concrete admixtures allow customers to modify properties, reduce application cost and enhance performance  Chemicals enhance surface appearance and aesthetics of concrete  Services provide in transit digital monitoring of material performance properties 2014 Revenue2 by Product Line 2014 Revenue2 by Region Industry Size1 1 GCP Applied Technologies internal estimates for industry size for the period ended 31-Dec-2014. 2 Revenue includes the contribution from Venezuela. Large Available Segments Strong Segment Position Geographically Balanced Concrete Admixtures $6.8bn¹ Cement Additives $1.0bn¹ $7.8bn¹ 75% 25% Concrete Admixtures Cement Additives $726mm 32% 26% 23% 19% North America Europe, Middle East, Africa Asia Pacific Latin America $726mm Specialty Construction Chemicals (SCC)

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 12 5.6% 9.0% 5.6%3 Strategies Key Financials (US$ in millions)1 How We Win 1 Financial figures include the contribution from Venezuela. F-10 Adj. EBITDA includes W. R. Grace corporate cost allocation to the business segment. 2 Margin calculated using F-10 Adj. EBITDA and revenue. 3 Represents period over period growth for the nine month period ended 30-Sep-2015. 2 Mercedes – Benz Stadium, Atlanta 1.1% 5.6% (1.6)%3 Y-o-Y Growth $ 688 $ 726 $ 718 $ 83 $ 91 $ 106 12.0% 12.5% 14.7% 0.0% 1.3% 2.5% 3.8% 5.0% 6.3% 7.5% 8.8% 10.0% 11.3% 12.5% 13.8% 15.0% 16.3% 17.5% 18.8% 20.0% 21.3% 22.5% 23.8% 25.0% 26.3% 27.5% 28.8% 30.0% 31.3% 32.5% 33.8% 35.0% 36.3% 37.5% 38.8% 40.0% $0.0 $200.0 $400.0 $600.0 $800.0 2013A 2014A Q3 LTM Revenue F- 10 Adj. EBITDA Margin Reported Excl. Currency  Continue and extend #1 and #2 leadership positions in global additive and admixture segments  Grow with ready-mix adoption rates in emerging markets  Develop technologies to enhance utilization of core products  Invest in R&D to enhance cement and concrete product performance  Expand strategy on selling on specification, and leveraging touchpoints with SBM  Global technology leader with well-respected brands  Segment leadership in concrete admixture formulation development and support  Manufacturing strategically located near our customers’ sites and in our key geographic areas  Thousands of customers across more than 110 countries  Invest in dispensers, storage tanks, and IT at customer locations Specialty Construction Chemicals (SCC)

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 13 Building Envelope $1.5bn¹ Residential $1.5bn¹ Specialty $0.5bn¹ $3.5bn1 2014 Revenue2 by Product Line Segment Drivers  Urbanization driving demand for waterproofing and weather barrier products  Increased construction sophistication and codes in emerging markets  Focus on conservation driving increased demand for higher performing specified products Segment Drivers  Severe weather  Residential construction and re-roofing industry growth  Energy and durability requirements driving high-performance residential building products Segment Drivers  Global steel-frame high-rise construction growth  Repair and renovation of aging infrastructure  Growth of specialized global infrastructure construction (e.g., bridges, tunnels, wind farms) 2014 Revenue2 by Region Building Envelope Products  Sheet and liquid membrane systems that protect both new and existing structures from water  Weather barrier products to manage air and vapor penetration, for energy savings and durability Residential Products  Roofing underlayment, flashing and weather barriers  Protects roofs, walls and windows from water damage caused by wind-driven rain and ice dams Specialty Construction Products  Monokote® fire protection products used for new steel-frame construction  De Neef™ chemical grouts used for leak-sealing repair / renovation  Betec ® cementitious grouts and mortars for infrastructure projects Industry Size1 Large Available Segments Diverse Product Line Strong Geographic Diversity 1 GCP Applied Technologies internal estimates for industry size for the period ended 31-Dec-2014. 2 Revenue includes the contribution from Venezuela. 53% 26% 19% 2% North America Europe, Middle East, Africa Asia Pacific Latin America $379mm Specialty Building Materials (SBM) 62% 22% 16% Building Envelope Products Residential Products Specialty Construction Products $379mm

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 14 Key Financials (US$ in millions)1 Strategies How We Win 1 Financial figures include the contribution from Venezuela. F-10 Adj. EBITDA includes W. R. Grace corporate cost allocation to the business segment. 2 Margin calculated using F-10 Adj. EBITDA and revenue. 3 Represents period over period growth for the nine month period ended 30-Sep-2015. 2 Guggenheim Museum Bilbao, Spain 7.6% 2.5% 4.8%3 Y-o-Y Growth 7.9% 2.8% 9.3%3 Reported Excl. Currency  Extend specialty building materials portfolio via new products and acquisition  Focus marketing resources to drive distribution and adoption in Residential, Fire Proofing and Repair  Invest in global specification team and IT solution to secure major projects  Expand geographic footprint in targeted regions  Strong product brand leadership  Global specification sales organization with technical expertise and established relationships with key influencers and decision makers  Residential sales force focused on segment-specific distributors  14 manufacturing locations worldwide  Expert core R&D team at Cambridge with regional customer-focused technical services Specialty Building Materials (SBM) $ 370 $ 379 $ 393 $ 85 $ 84 $ 100 23.0% 22.2% 25.6% $0.0 $100.0 $200.0 $300.0 $400.0 2013A 2014A Q3 LTM Revenue F- 10 Adj. EBITDA Margin

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 15 Coatings $2.6bn¹ Sealants and Closures $0.6bn¹ $3.2bn1 Segment Drivers  Population growth  Enhanced food safety  Global metal packaging growth  Demand for sophisticated & personalized packaging Segment Drivers  Population growth  BPA phase-out driven by consumers and brand owners  Global metal packaging growth  Demand for sophisticated & personalized packaging 2014 Revenue2 by Region Sealants and Closures  Sealants for metal can food, beverage, aerosol and general line packaging  Sealants for crowns, aluminum, and plastics closures  Oxygen scavenger sealants and additives for sensitive beverages Coatings  Coatings for metal can food, aerosol and general line packaging  Coatings for crowns, lug caps and aluminum closures  Strong technology position in non-BPA can coatings for metal cans and closures; aluminum monobloc coatings Industry Size1 2014 Revenue2 by Product Line Stable Growth Strong Segment Position Diverse Geographic Base 1 GCP Applied Technologies internal estimates for industry size for the period ended 31-Dec-2014. 2 Revenue includes the contribution from Venezuela. 68% 32% Sealants and Closures Coatings $375mm 33% 25% 24% 18% $375mm North America Europe, Middle East, Africa Asia Pacific Latin America Darex Packaging Technologies (Darex)

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 16 3.0% (0.3)% (3.5)%3 Key Financials (US$ in millions)1 Strategies How We Win 1 Financial figures include the contribution from Venezuela. F-10 Adj. EBITDA includes W. R. Grace corporate cost allocation to the business segment. 2 Margin calculated using F-10 Adj. EBITDA and revenue. 3 Represents period over period growth for the nine month period ended 30-Sep-2015. 2 $ 384 $ 375 $ 341 $ 85 $ 80 $ 78 22.1% 21.2% 22.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% 40.0% 41.0% 42.0% 43.0% 44.0% 45.0% $0.0 $100.0 $200.0 $300.0 $400.0 2013A 2014A Q3 LTM Revenue F- 10 Adj. EBITDA Margin (0.1)% (2.4)% (11.9)%3 Y-o-Y Growth Reported Excl. Currency  Continue leadership position in Can Sealant segment through technical and customer services  Grow and develop products in attractive Coatings and Closures segments — BPA-NI Coatings — Oxygen Scavengers and Specialty closure sealants  Leverage R&D, global manufacturing footprint, and Sales / Technical teams to grow in niche segments  Continue to generate attractive earnings and cash flow  Global sales and technical service organization supporting the global can industry  Global manufacturing footprint shared with Construction (SCC)  Broadest can sealant portfolio in the industry — Brand owner approvals and specifications — Food law expertise  Strong Darex® brand recognition Darex Packaging Technologies (Darex)

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 17 Experienced and Capable Management Team Name Position Key Achievements & Background Years of Industry Experience Greg Poling Chief Executive Officer  Most recently served as President and COO of W. R. Grace  Executed dozens of acquisitions as well as JVs and business restructurings that broadened Grace’s portfolio and global presence 38 Dean Freeman Chief Financial Officer  Most recently served as CFO of Watts Water Technologies  Previously served as Co–CFO of Flowserve 22 Zain Mahmood President – SBM  Previously served as President and CEO of Demilec Inc, an insulation and coatings manufacturer 23 Adam Grose President – SCC  Previously served as Vice President, General Manager, Discovery Sciences and Grace Construction Products Asia 25 Laurie Andriate President – Darex  Previously served as Vice President, General Manager, Engineered Materials 29 William McCall Chief Human Resources Officer  Most recently served as Vice President, Human Resources for Grace Construction Products 35 Karen Ethier Vice President – Environment, Health, and Safety  Most recently served as Vice President, Global Environment, Health & Safety for W. R. Grace 29 Naren Srinivasan Vice President – Strategy and Corporate Development  Previously served as Senior Vice President, Global Strategy & Corporate Development at The Hertz Corporation 20 Jack Kapples Vice President, General Counsel and Secretary  Previously served as Vice President and Corporate Secretary for Covidien 29 Name Position Key Achievements & Background Years of Industry Experience Mix of Both Former Grace Employees and External Hires Brings a Diverse Set of Experiences to the Team

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 18 Strong margins, ROIC and free cash flow Global R&D presence and formulations expertise Nimble, low capital intensive business with flexible footprint Diverse, long standing customer relationships High‐touch, customer centric business model High value‐add products, but low percentage of end costs Hold #1 or #2 position in ~66% of sales¹ Large addressable industry; $14.5bn globally Strategically positioned to capitalize on growth opportunities Key Investment Highlights 1 GCP Form 10. Technology Leadership 2 Leading Positions and Worldwide Scale in Large Global Industries 1 Attractive Growth Profile with a History of Strong Margins 4 Sustainable Advantages 3 Poised for Growth as an Independent Company

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 19  #1 in Cement Additives  #2 in Concrete Admixtures  #1 in Bonded Pre-applied Waterproofing Membranes  #1 in Can Sealants $7.8bn1 $3.5bn1 $3.2bn1 3 - 4%2 3 - 4%2 2 - 3%1 $718 million 49% $393 million 27% $341 million 23%  BASF  Sika  Regional / Local  Sika  RPM  Carlisle  Regional / Local  PPG  Akzo Nobel  Valspar  Regional / Local  Cement Additives  Concrete Admixtures  Building Envelope  Residential Products  Sealants and Closures  Coatings ~66% of GCP Revenues Come From #1 or #2 Products4 1 GCP Applied Technologies internal estimates for the period ended 31-Dec-2014. 2 IHS Global Construction Outlook, Q4 2015. 3 LTM ended 30-Sep-2015. Revenue includes the contribution from Venezuela. 4 GCP Form 10. Darex Packaging Technologies Specialty Building Materials Specialty Construction Chemicals Leading Segment Positions Q3 LTM Revenues3 % of Total Selected Competitors Selected Product Line Highlights Leading Positions and Worldwide Scale in Large Global Industries Segment Size Approx. Growth Rate 1

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 20 Countries with offices or plants Global Headquarters Key Manufacturing Facilities Cambridge, MA Hamburg, Germany Epernon, France Chicago, IL Mount Pleasant, TN Santiago, Mexico Singapore Dubai, UAE Sorocaba, Brazil Bangpoo, Thailand Brisbane, Australia Ezhou, China Houston, TX Passirana, Italy Other Facilities Leading Positions and Worldwide Scale in Large Global Industries 1 LTM ended 30-Sep-2015, excludes the contribution from Venezuela. 2 Excludes the contribution from Venezuela. Darex excludes revenue from the Sodasorb business segment. Global Presence  Facilities in over 40 countries on six continents  65 manufacturing and technical sites worldwide  ~36% of sales in emerging markets (LatAm and APAC) Manufacturing Synergies  ~2/3 of Darex’s manufacturing facilities overlap with SCC’s Q3 2015 LTM Revenue1 by Region Worldwide Operational Footprint and Scale 39% $0.5B 26% $0.4B 25% $0.3B 11% $0.2B North America Europe, Middle East, Africa Asia Pacific Latin America $1.4 bn 1 Key Countries / Areas (% of Q3 2015 LTM Revenue)2 United States 36.4% Middle East 7.1% China 5.1% Brazil 4.2% U.K. 3.1% Germany 2.3% India 1.3%

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 21  Employ analytics to solve complex customer issues  Chemistry and formulations  Market and customer insights  Focus on critical functionality in development of high value products  Apply disciplined stage gate process while enjoying joint development partnership  ~200 dedicated R&D professionals globally  ~15% hold PhDs, while an additional 45% are non-PhD technical professionals  Over 800 patents and patent applications; widely recognized brands  R&D complimented by  Customized products  Technical Service / Sales Support Sorocaba, Brazil Cambridge, MA Singapore Beijing Warrington, UK Lügde, Germany Passirana, Italy Dubai Worldwide R&D Presence… Research & Development Laboratories Chemistry and Formulations Market and Customer Insights …With the Necessary Tools to Meet Customers’ Needs Technological Leadership Innovative R&D Program Expected to Drive Future Growth 2

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 22 % of Cement / Concrete Value2 Critical Function / Value  Reduce costs by minimizing water and cement required  Provide resistance to cracking  Enhance early strength of cement  Grinding aids reduce overall product costs Technological Leadership Specialty Construction Chemicals Cement Additives & Concrete Admixtures Specialty Building Materials Pre-applied Waterproofing Darex Packaging Technologies Coatings & Sealants1 % of Commercial Building Value3 Critical Function / Value % of Can Costs4 Critical Function / Value  Waterproofing for project structures  Improved energy savings  Enhanced structure durability and longevity  Occupant health and safety  Faster construction speed  Prevents external abrasion, friction and abuse  Chemical protection  Mechanical protection  Decorative ease and flexibility SCC Products <5% Products Serve Critical Functions at a Low Percentage of Total Costs Coatings and Sealants <6% 1 GCP sells sealants only in the beverage business, but both coatings and sealants in the food business. 2 Internal estimate, based on concrete selling price in major US metro area and global cement selling prices from Cement Review 2012. 3 Internal estimate, based on actual value and estimated surface area of typical commercial building. 4 Internal estimate, based on costs of all can materials. Other Costs >94% • Metal • Can conversion • Others Pre-applied Waterproofing <1% Other Costs >99% • Other building materials • Labor Other Costs >95% • Aggregates • Water • Energy • Labor • Others 2

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 23  Relationships with top customers for more than 25 years  Top tier customers under multi-year contracts  Customer base driven by marquee brands  Stable, diverse customer base with low turnover  No single customer composes >5% of sales High-touch Customer Centric Business Model… …With Diverse, Long-standing Customer Relationships Research and Development  Focus on product development, application expertise, and industry knowledge  Global R&D platform leverages centralized capacities along with regional and local centers Sales and Technical Services  Expertise at the local level to aid product formulation and application  Employ basic project selling principles Integrated Technologies  Verifi® concrete production management system that measures, monitors, and manages critical concrete properties in the ready mix truck  Dispenser systems and technologies that monitor critical concrete properties at batch plants Operations and Facilities  ~65 manufacturing and technical facilities, and operations in over 40 countries to reach global customer base Comprehensive Sales Platform and Stable Customer Base Support Strong Business Profile Sustainable Advantages: Customer-Centric Platform 3 Customer Sales Team Identifies Customer Needs R&D Group Devises Optimal Solution Technical Service Team Provides Ongoing Support Implementation

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 24 Range of Locations (Lithonia, GA) Small (Mt. Pleasant, TN) Medium (Epernon, France) Large Capital Investment / Plant  ~ $5mm  ~ $20mm  ~ $60mm (Typical Darex $15- 20mm) Sales Capacity / Plant  ~ $190mm  ~ $300mm  ~ $200mm Number of People  3 - 16  12 - 65  25 - 200 47 13 14 Number of Plants Specialty Building Materials Darex Packaging Technologies Specialty Construction Chemicals Flexible Operations that Scale to Market Conditions Sustainable Advantages: Customer-Centric Platform 3

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 25 1 GCP Further Adj. EBITDA Including the Reduction in Operating Expenses excludes the contribution from Venezuela and includes adjustments for the Sodasorb business and the forecasted reduction in operating expenses of ~$6 million. Margin calculated using revenue excluding the contribution from Venezuela. 2 Reflects Further Adjusted EBITDA Including the Reduction in Operating Expenses - capex / Further Adjusted EBITDA Including the Reduction in Operating Expenses.. 3 Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. Further Adj. EBITDA Incl. the Reduction in Operating Expenses Margin1 Free Cash Flow Conversion2 Adjusted EBIT Return on Invested Capital3 Track Record of Strong Financial Performance Strong Margins, ROIC, and Free Cash Flow 4 34.0% 36.5% 46.6% 2013 2014 3Q 2015 LTM 16.1% 15.3% 17.3% 2013 2014 3Q 2015 LTM 81.6% 82.8% 84.7% 2013 2014 3Q 2015 LTM

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 26 $169 $181 $177 $136 $122 $131 $158 $184 $193 $223 16.4% 16.4% 15.4% 15.3% 14.0% 13.2% 15.4% 17.3% 17.5% 20.1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q3 LTM Adj. EBITDA Margin Global Construction Demand is Growing Despite Regional Differences GCP Seeks to Capitalize on Growth Opportunities with Proven Strategies While Preserving Margin in Trough Years Enabling GCP to Leverage its Balanced Geographic Global Footprint SCC & SBM 2014 Revenues2 by Region  Accelerate pace of R&D / new product development  Capitalize on current asset base to incrementally grow earnings  Continue investment in high-growth, diverse geographies  Explore bolt-on, accretive acquisitions Capex range < 4% of sales on average4 $400 $800 $1,200 $1,600 $2,000 1995 2000 2005 2010 2015 2020 $0 $2,000 $4,000 $6,000 $8,000 Rest of World China United States Historical Construction Products (SCC & SBM) Adj. EBITDA (excluding Darex and Corporate Costs)3 1 IHS Global Construction Outlook, Q3 2015. 2 Revenue includes the contribution from Venezuela. 3 Represents historical performance of SCC and SBM business segments, excluding corporate costs. 4 Represents capex range from 2012-2014 ($32mm - $42mm). 5 LTM ended 30-Sep-2015. Real Construction Spending ($US billions)1 5 $0 2,000 4 $6, 8 000 $400 8 $1,2 600 2,0 1995 2000 2005 2010 2015 2020 US Rest of the World (Ex. China, US) China Great Recession Dec'07 - June'09 5.4% 2. 3.3 CAGR 2015-2020 39% $0.4B 25% $0.3B 23% $0.3B 13% $0.1B $1.1bn North America Europe, Middle East, Africa Asia Pacific Latin America Attractive Growth Profile with a History of Strong Margins 4

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 27 Poised for Growth Customer Solutions Geographic Expansion Sales, Marketing and R&D Investments 1 2 3  Leverage sales, technical service footprint, and R&D to increase geographic and customer penetration  Invest in R&D to commercialize highly valued, differentiated products and services  Targeted investments in the best opportunities based on trends and economic cycles  Information services and enhancements to improve customer performance and productivity 4 Growth Through Strategic Acquisitions  Seek bolt-on acquisitions and alliances to increase global presence and production capacity

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 Financial Overview 28

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 29 Balanced Financial Policy – Priorities for Capital Operations  Manage global operations to drive strong cash flow generation  Utilize Darex’s robust and stable cash flow profile to manage cyclicality  Actively manage foreign currency exposure Capital Investment  Target reinvestment in the strongest performing areas of the business based on trends and economic cycles  Pursue bolt-on acquisition opportunities that deliver strong financial and economic synergies Leverage  Maintain modest leverage long term — Conservative leverage profile allows leadership to manage through cycles while preserving the flexibility for growth Return of Capital  Return excess capital to shareholders

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 30 16.1% 15.3% 17.3% $ 185 $ 181 $ 201 2013 2014 Q3 LTM $ 226 $ 219 $ 237 2013 2014 Q3 LTM $ 42 $ 38 $ 36 2013 2014 Q3 LTM $ 1,405 $ 1,432 $ 1,369 $ 1,442 $ 1,480 $1,451 2013 2014 Q3 LTM Further Adjusted EBITDA Including the Reduction in Operating Expense2 Revenue Capital Expenditures Operating Free Cash Flow4 Note: Historical financials exclude the contribution from Venezuela. ¹ Represents the currency impact for the nine month period ended 30-Sep-2015. ² Further Adj. EBITDA Including the Reduction in Operating Expenses excludes the contribution from Venezuela and includes adjustments for the Sodasorb business and the forecasted reduction in operating expenses of ~$6 million. 3 Calculated using revenue excluding the contribution from Venezuela. 4 Operating cash flow defined as Further Adjusted EBITDA Including the Reduction in Operating Expenses - Capital Expenditures. Historical GCP Financials Further Adj. EBITDA Incl. Reduction in Opex Margin3: (2.6)% (2.3)% (6.8)%1 Y-o-Y Currency Impact: 05 10 2014 2015 Revenue ex-Venezuela Total Revenue (US$ millions)

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 31 Growth Framework & Guidance 1 Growth rates include devalued Venezuela at constant currency. 2 2016 GCP guidance figures assume Q3 2015 FX carried forward into the guidance period. 3 Adj. EBIT adjusted for Separation Costs / Restructuring. 4 Adj. EBIT adjusted for depreciation and amortization. 5 Net cash from operating activities, less capital expenditures, excluding separation and restructuring costs. 6 Assumes 70.7mm shares outstanding. See appendix for complete definitions of Adjusted EBITDA, EBIT and EPS. 5 Year Market and Acquisition Framework1 Market Growth Outlook GCP Growth Framework 5 Year Annualized Growth Rate Global Construction 2% - 4% 2x Market 4% - 8% Global Packaging 1% - 3% 1x Market 1% - 2% GCP Bolt-on Acquisitions 2% - 4% GCP 2016 Guidance2  Market Penetration Key Market Drivers:  Segment Growth  New Technology (US$ millions)  Geographic Expansion Consolidated GCP Annualized Revenue Growth1 4% - 6% Adj. EBIT3 $210mm - $225mm Adj. EBITDA4 $245mm - $260mm Tax Rate 32% - 33% Adj. Free Cash5 ~$100mm Adj. EPS6 $1.38 - $1.55 - Capital Expenditures <4% of Sales

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 32 Pro Forma Capital Structure with Flexibility Summary of Leverage Profile  Low leverage provides flexibility for growth  Net leverage of 3.1x  Sufficient liquidity of $348mm  Mixture of bank and bond debt Capital Structure as of Separation  Environmental liabilities carried over from Grace limited to those primarily related to GCP’s businesses  GCP foreign and US pensions are adequately funded 1 Assumes LTM September 30, 2015 Further Adjusted EBITDA Including the Reduction in Operating Expenses of $237 million. 2 Total liquidity defined as cash plus available amount under Revolving Credit Facility. Liabilities Pro Forma (US$ in million) 30-Sep-2015 LTM Further Adj. EBITDA Incl. Reduction in Opex¹ Cash & Equivalents $ 98 $250 million Credit Facility 0 New First Lien Term Loan B 275 1.2 x New Senior Notes 525 3.4 x Foreign Debt 24 3.5 x Total Debt 824 3.5 x Net Debt (Net Leverage) $ 725 3.1 x Total Liquidity 2 $ 348 LTM EBITDA $ 236.8

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 Appendix: Additional Information 33

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 34 Further Adjusted EBITDA Incl. the Reduction in Operating Expenses Reconciliation 1 Represents the midpoint of the anticipated reduction of GCP operating expenses as standalone company per Form 10. ($ in millions) 2012A 2013A 2014A 3Q LTM 2015 Net Income Attributable to GCP $ 85.2 $ 109.7 $ 134.3 $ 78.4 Provision for income tax 48.1 51.6 55.6 77.4 Interest expense, net 2.6 4.9 4.8 2.7 Currency and other financial losses in Venezuela - 6.9 1.0 73.2 Restructuring expenses and asset impairments 4.3 7.4 18.3 12.1 Pension MTM adjustment and other related costs, net 17.7 14.4 (18.6) (17.9) Form 10 Adjusted EBIT $ 157.9 $ 194.9 $ 195.4 $ 225.9 Depreciation and amoritization 34.8 34.7 34.0 33.4 Form 10 Adjusted EBITDA $ 192.7 $ 229.6 $ 229.4 $ 259.3 Venezuela Adjustment (9.7) (12.1) (17.9) (29.6) Forecasted Sodasorb Adjustment 2.5 2.6 1.1 1.1 Further Adjusted EBITDA $ 185.5 $ 220.1 $ 212.6 $ 230.8 Forecasted Reduction in Operating Expenses 1 6.0 6.0 6.0 6.0 Further Adjusted EBITDA Including the Reduction in Operating Expenses $ 191.5 $ 226.1 $ 218.6 $ 236.8

114 222 234 0 91 187 81 98 111 164 174 181 Primary Palette 0 122 135 58 214 197 Secondary Palette 105 146 58 162 173 0 215 169 0 221 205 105 213 92 25 206 142 0 110 44 107 169 0 97 35 Non-GAAP Financial Terms Adjusted EBIT. We define Adjusted EBIT (a non-GAAP financial measure) to be net income adjusted for interest income and expense; income taxes; restructuring expenses and asset impairments; repositioning expenses; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; income and expense items related to certain product lines and other investments; gains and losses on sales of businesses, product lines, and certain other investments; and certain other unusual or infrequent items that are not representative of underlying trends. In the first quarter of 2014 and 2013, we also adjusted for the currency transaction loss incurred on our Venezuelan cash balances of $1.0 million and $6.9 million, respectively, before taxes. Adjusted EBITDA. We define Adjusted EBITDA (a non-GAAP financial measure) to be Adjusted EBIT adjusted for depreciation and amortization. Further Adjusted EBITDA. We define Further Adjusted EBITDA (a non-GAAP financial measure) to be Adjusted EBITDA further adjusted for the earnings effects resulting from the devaluation related to our Venezuelan operations and the earnings of our Sodasorb business which was historically within the Materials Technology segment of Grace and was not included in our financial statements but which will be part of GCP’s business following the Separation (as defined in the GCP Form 10). We use Further Adjusted EBITDA in determining how the business would have performed if certain events related to the Separation had occurred retroactively including assuming that the devaluation and impairment related to our Venezuelan operations had occurred prior to the periods presented and thus would have reduced EBITDA for the periods presented. We use Further Adjusted EBITDA to provide improved period-to-period comparability and because it better reflects the ongoing earnings by adjusting for the earnings effects of the devaluation of the Venezuelan currency and the actual earnings for the Sodasorb business, which was historically within the Materials Technology segment of Grace, but which will be part of GCP’s business following the Separation. Further Adjusted EBITDA does not purport to represent income measures as defined under GAAP, and should not be used as an alternative to such measures as an indicator of our performance. Further Adjusted EBITDA is provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of our financial results, and to ensure that investors understand the information we use to evaluate the performance of our businesses. Please see the full presentation and reconciliation of these non-GAAP financial items set forth on page 34. Adjusted EPS. We define Adjusted Earnings Per Share (EPS) (a non-GAAP financial measure) to be diluted EPS adjusted for costs related to restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; income and expense items related to divested businesses, product lines, and certain other investments; gains and losses on sales of businesses, product lines and certain other investments; certain other unusual or infrequent items that are not representative of underlying trends; and certain discrete tax items.